Exhibit 10.2

                            DEBT SETTLEMENT AGREEMENT

     DEBT SETTLEMENT AGREEMENT ("AGREEMENT"), dated as of April 4, 2011, by and between American Paramount Gold Corp., a Nevada corporation (the "COMPANY"), and Investors Resource Group, a business domiciled in the State of Florida, ("IRG") (together hereinafter referred to as the "PARTIES").

                                    RECITALS

This contract is made with reference to the following facts:

A. Pursuant to a Consulting Agreement (the "CONSULTING AGREEMENT") between IRG and the Company dated April 30 ,2010, IRG has provided and continues to provide certain general business management, administration, investor relations, development and marketing consulting services (the "SERVICES") to the Company.

B. Effective April 30, 2011, compensation in the amount of $180,000 payable to IFG will have accrued pursuant to the Consulting Agreement, (the "OUTSTANDING COMPENSATION") which Outstanding Compensation remains unpaid.

C. The Company wishes to issue to IFG, and IFG accepts, in full satisfaction of the Outstanding Compensation, 500,000 restricted common shares in the capital stock of the Company.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and IRG hereby agree as follows:

     1. SETTLEMENT OF OUTSTANDING COMPENSATION. In full satisfaction of the Outstanding Compensation and all Services rendered and to be rendered by IRG under the Consulting Agreement during the period from April 30, 2010 through April 30, 2011, the Company agrees to issue to IRG, and IRG accepts, 1,200,000 restricted common shares in the capital stock of the Company (the "Compensation Shares"). IRG agrees that the issuance of the compensation shares shall be subject to IRG executing a subscription agreement in a form approved by the Company. The parties acknowledge and agree that the fair market value of the Company's common stock, as indicated by the closing price of the Company's common stock on the OTC Bulletin Board on April 8, 2011, was $0.135 per share.

     2. RELEASE. IRG hereby agrees that, subject to delivery of the Compensation Shares by the Company in accordance with the provisions of this Agreement, the Outstanding Compensation and all obligations of the Company under the Consulting Agreement are fully satisfied and extinguished, and IRG hereby remises, releases and forever discharges the Company and its directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Consulting Agreement.

     3. RESTRICTIVE LEGEND. The share certificates representing the Compensation Shares to be issued to IRG will bear a legend substantially in the following form:
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     "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
     COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY."

     4. IRG'S Representations and Warranties.

     IRG hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

          (a) IRG is acquiring the Compensation Shares for IRG's own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities.

          (b) IRG acknowledges its understanding that the issuance of the Compensation Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

          (c) IRG has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

          (d) IRG is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

          (e) IRG has made an independent investigation of the Company's business, been provided an opportunity to obtain additional information concerning the Company as IRG deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

          (f) IRG represents, warrants and agrees that IRG will not sell or otherwise transfer the Compensation Shares unless registered under the Act or in reliance upon an exemption there from, and fully understands and agrees that IRG must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Compensation Shares or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed

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
of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. IRG also understands that the Company is under no obligation to register the Compensation Shares on his behalf or to assist IRG in complying with any exemption from registration under the Act. IRG further understands that sales or transfer of the Compensation Shares is restricted by the provisions of state securities laws.

          (g) IRG has not transferred or assigned an interest in the Outstanding Compensation to any third party.

          (h) The foregoing representations, warranties and agreements shall survive the delivery of the Securities under this Agreement.

     5. Company Representations, Warranties and covenants.

     The Company hereby acknowledges, represents and warrants to IRG that the Company has been duly organized, validly exists and is in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

     6. NOTICES.

     Whenever the Company or IRG shall desire to give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, by telefax or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to Consultant,

     Investors Resource Group
     2424 N. Federal Hwy. #101
     Boca Raton, FL  33431
     Attention:  Steve Cook
     email: dacooker@juno.com

     If to Company:

     American Paramount Gold Corporation
     130 King Street West, Suite 3670
     Toronto, ON M5X 1A9
     Attention:  Hugh Aird
     Email: haird@americanparamountgold.com

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
     Any such notice delivered personally shall be deemed to have been received upon delivery. Any such notice sent by telefax shall be presumed to have been received by the addressee one (1) business day after its acceptance for sending by an authorized carrier thereof. Any such notice sent by mail shall be presumed to have been received by the addressee three (3) business days after posting in the United States or Canadian mail. Any party to whom any such notice is to be sent hereunder may change its address by giving the other such parties written notice of its new address as herein provided.

     7. Miscellaneous.

          (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

          (b) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

          (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

          (d) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

          (e) Applicable Law and Venue. This Agreement shall be governed and construed under the laws of the State of Nevada, without regard to conflicts of laws principles. The Company hereby consents to the jurisdiction of any competent court within the State of Nevada and consents to service of process by any means authorized by Nevada law in any action brought under or arising out of this Guaranty.

          (f) Legal Fees. The Parties agree that they shall be individually responsible for their respective legal fees that may arise as a result of the review and execution of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

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
     IN WITNESS WHEREOF, the Company and IRG have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

                                 AMERICAN PARAMOUNT GOLD CORP.


                                 By: /s/ Hugh Aird
                                    ----------------------------------------
                                 Name: Hugh Aird
                                 Title: Chairman and CEO

                                 INVESTOR RESOURCE GROUP


                                 By: /s/ Stephen Cook
                                    ----------------------------------------
                                 Name: Stephen Cook
                                 Title: Principal


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